UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 20, 2015

Date of Report (Date of earliest event reported)

WALKER LANE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-146442	26-3342907
(State or other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification Number)

102 North Curry Street, Carson City, Nevada 89703

(Address of Principal Executive Offices) (Zip Code)

(775) 461-3445

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

Transfer of Mineral Claims

On January 20, 2015, Steven Jones, an officer, director and principal shareholder of Walker Lane Exploration, Inc., transferred the following mining claims to the Company for nominal considerations:

Pyramid Claims:

Pyramid-1 Washoe County, NV -Township 23N, Range 21E, Section 15 NMC#1088279

Pyramid-2 Washoe County, NV – Township 23N, Range 21E, Section 15 NMC#1088280

Pyramid-3 Washoe County, NV – Township 23N, Range 21E, Section 15 NMC#1088281

Trinity Claim:

WT-1 Churchill County, NV -Township 24N, Range 27E, Section 17 NMC#1090104

With the transfer of the mining claims, the Company is no longer obligated to make lease payments or other consideration to Mr. Jones.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Title

99.1	Letter Agreement to Transfer Claims

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Walker Lane Exploration, Inc.

Date: January 30, 2015	By:	/s/ John Key
John Key
President